SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            _________


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 29, 1997



                       VIDEOLAN TECHNOLOGIES, INC.

          (Exact Name of Registrant as specified in Charter)


   Delaware                0-26302                 61-1283466
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)            Identification
incorporation)                                    No.)



100 Mallard Creek Road, Suite 250
Louisville, Kentucky                                 40207
(Address of principal executive offices)          (Zip code)


Registrant's telephone number,
  including area code:  (502) 895-4858

                           N/A
 (Former name or former address, if changed since last report.)

           INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

     On January 29, 1997, the Board of Directors of VideoLan Technologies, Inc. (the "Company") declared a dividend of one Junior Participating Preferred Stock Purchase Right on each outstanding share of the Company's common stock, as set forth in the Rights Agreement dated as of January 29, 1997, between the Company and Continental Stock Transfer & Trust Company. The dividend distribution will be made on February 8, 1997, payable to shareholders of record on that date.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

     The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS          EXHIBIT

     3.1                 By-laws.

     4.1 and 10.1        Rights Agreement dated January 29, 1997
                         between VideoLan Technologies, Inc. and
                         Continental Stock Transfer & Trust Company is incorporated by reference to Exhibit B to Registration Statement on Form 8-A dated January 29, 1997.

     99                  Press Release dated January 29, 1997.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              VIDEOLAN TECHNOLOGIES, INC.



Date:  January 29, 1997       By  /s/ Jack Shirman
                                Chief Executive Officer